SASCO 2005-S2
Credit Risk Manager Report
June 2005

 2005 The Murrayhill Company. All Rights Reserved.
The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 The Murrayhill Company. All Rights Reserved.

Section One

Section Two

Section Three

Section Four

Table of Contents

Executive Summary

Loan-Level Report

Prepayment Premium Analysis

Analytics

 2005 The Murrayhill Company. All Rights Reserved.

Section One

Executive Summary

 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S2 Executive Summary June 2005

Transaction Summary
Closing Date: 04/29/2005
Servicer(s): Aurora Loan Services, Chase Home Finance, GMAC Mortgage, Wells Fargo / ASC


OTS1 Delinquency Reporting Method:

Collateral Summary
Closing Date 		5/31/2005 		5/31/2005 		as a Percentage of
Closing Date

Collateral Balance 	$401,050,322		$381,689,487		95.17%


Loan Count		7,962			7,624			95.75%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics

 						Loan Count 		Summed Balances
Repurchases* 					0			$0

First Payment Default 				10 			$532,090

Early Payment Defaults** 			61 			$3,287,640

Multiple Loans to One Borrower*** 		396 			$12,305,497

*Refers to loans repurchased in the current month **A default that occurs on the second or third scheduled payment ***We are currently awaiting the borrower information necessary to populate these fields

Prepayments

Remittance Date		Beginning Collateral Balance  	Total Prepayments
	Percentage of Prepayment

6/25/2005		$393,287,571			$11,484,966		2.92

5/25/2005		$399,742,532			$6,249,075		1.61


Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the 6/25/2005 remittance, 32 loans with active prepayment premium flags were paid off. The servicer remitted premiums for 31 of these loans totaling $68,459. Three loans remitted premiums without a prepayment flag. There was one loan which paid off with an active flag but did not remit a premium, and we have inquired with the servicer about this loan. The total amount remitted to the P Class was $68,459.

Loss Analysis
High Loss Amounts and/or High Loss Severities
In the 6/25/2005 remittance, no losses were passed to the trust from this security.

2005 The Murrayhill Company. All Rights Reserved.


Section Two





Loan-Level Report

2005 The Murrayhill Company. All Rights Reserved.






Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S2 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
5/1/2006 0018809145 $67,200
125.00%
$12,600
$12,600
Int. Est.
3/31/2005
36
Monitor
$84,000
$63,840
$12,600
100.00%
15.00%
19.73%
3/1/2005
2/1/2005
NE
731
Default Reason: (Unknown)
This loan has been added to the Watchlist because it is a first payment default. 6/8/2005
5/1/2006 0018809400 $196,000
150.16%
$36,750
$36,750
BPO
4/28/2005
36
Monitor
$255,000
$155,000
$36,750
100.00%
14.41%
23.70%
3/1/2005
2/1/2005
NE
731
Default Reason: (Unknown)
According to the most recent BPO, dated 4/28/2005, this property has declined in value by 32.9 percent since origination. This loan is a first payment default. 7/5/2005
4/1/2006 0018963942 $549,600
123.47%
$34,350
$34,334
Int. Est.
3/31/2005
3F
Monitor
$687,000
$472,922
$34,334
99.95%
5.00%
7.26%
2/1/2005
2/1/2005
CA
633
Default Reason: (Unknown)
This loan was added to the Watchlist because it is an early payment default and in foreclosure. 7/5/2005
5/1/2006 0019636323 $353,500
123.77%
$126,250
$126,250
Int. Est.
3/31/2005
36
Monitor
$510,000
$387,600
$126,250
100.00%
24.75%
32.57%
3/1/2005
2/1/2005
CA
717
Default Reason: (Unknown)
This loan has been added to the Watchlist because it is a first payment default. 6/8/2005
10/1/2006 0030077085 $231,200
131.57%
$57,800
$57,800
Int. Est.
3/31/2005
36
Monitor
$289,000
$219,640
$57,800
100.00%
20.00%
26.31%
3/1/2005
2/1/2005
MN
723
Default Reason: (Unknown)
This loan has been added to the Watchlist because it is a first payment default. 6/8/2005
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S2 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
359114938 $66,000
$66,000
BPO
4/13/2005
$336,000
$324,900
19.64%
20.31%
2/1/2005
1/1/2005
MN
720
Default Reason: (Unknown)
This loan has been added to the Watchlist because it is a first payment default. Also, this loan appears to have been 60 days delinquent as of the security cut-off 6/8/2005 date. We have inquired about this violating the deals representations and warranties.
2/1/2005 BPO 20.00% 359115002 $100,000
$100,000 4/14/2005
$500,000
$460,000 21.73% 1/1/2005
MI
682
Default Reason: (Unknown)
This loan has been added to the Watchlist because it is a first payment default. Also, this loan appears to have been 60 days delinquent as of the security cut-off 6/8/2005 date. We have inquired about this violating the deals representations and warranties.
1/1/2005 BPO 14.87% 359115410 $36,450
$36,434 4/12/2005
$245,000
$185,000 19.69% 1/1/2005
NJ
716
Default Reason: (Unknown)
This loan has declined in value by 24.5 percent since origination. 7/5/2005 359115739 $33,400
$33,400
BPO
5/5/2005
$167,000
$147,500
20.00%
22.64%
3/1/2005
2/1/2005
TX
603
Default Reason: (Unknown)
This loan has been added to the Watchlist because it is a first payment default. 6/8/2005
359115794 $20,000
$20,000
BPO
4/14/2005
$75,000
$65,000
26.66%
30.76%
2/1/2005
1/1/2005
LA
663
Default Reason: (Unknown)
This loan has been added to the Watchlist because it is a first payment default. Also, this loan appears to have been 60 days delinquent as of the security cut-off 6/8/2005 date. We have inquired about this violating the deals representations and warranties.
2/1/2005 BPO 20.00% 359115873 $33,600
$33,582 4/13/2005
$168,000
$170,000 19.75% 2/1/2005
TX
649
Default Reason: (Unknown)
This loan has been added to the Watchlist because it is a first payment default. Also, this loan appears to have been 60 days delinquent as of the security cut-off 6/8/2005 date. We have inquired about this violating the deals representations and warranties.
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
8/1/2006 $264,000
101.56%
69
Monitor
$66,000
100.00%
8/1/2006 $399,900
108.67%
69
Monitor - BK
$100,000
100.00%
8/1/2006 $206,550
131.34%
69
Monitor
$36,434
99.95%
2/1/2006 $133,600
113.22%
36
Monitor
$33,400
100.00%
6/1/2006 $54,328
114.35%
69
Monitor
$20,000
100.00%
2/1/2006 $134,400
98.81%
66
Monitor
$32,592
97.00%
SASCO 2005-S2 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
359116045 $27,800
$27,800
BPO
4/13/2005
$140,000
$115,100
19.85%
24.15%
2/1/2005
1/1/2005
MO
655
Default Reason: (Unknown)
This loan has been added to the Watchlist because it is a first payment default. Also, this loan appears to have been 60 days delinquent as of the security cut-off 6/8/2005 date. We have inquired about this violating the deals representations and warranties.
2/1/2005 BPO 20.00% 359116094 $51,490
$51,490 4/12/2005
$257,450
$235,000 21.91% 1/1/2005
WA
626
Default Reason: (Unknown)
This loan has been added to the Watchlist because it is a first payment default. Also, this loan appears to have been 60 days delinquent as of the security cut-off 6/8/2005 date. We have inquired about this violating the deals representations and warranties.
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
2/1/2006 $111,200
120.76%
69
Monitor
$27,800
100.00%
4/1/2006 $205,960
109.55%
69
Monitor
$51,490
100.00%
SASCO 2005-S2 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1100069765 $39,000
$38,691
BPO
12/15/2004
$195,000
$192,000
20.00%
20.15%
8/1/2004
1/1/2005
OR
623
Default Reason: (Unknown)
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
1100088408 $14,100
$14,088
Int. Est.
6/30/2004
$77,100
$58,596
18.28%
24.04%
11/1/2004
1/1/2005
MI
679
Default Reason: (Unknown)
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
1100097308 $15,000
$14,991
Int. Est.
6/30/2004
$78,000
$58,415
19.23%
25.66%
12/1/2004
1/1/2005
SC
603
Default Reason: (Unknown)
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
1100098424 $52,400
$52,301
Int. Est.
6/30/2004
$262,000
$199,120
20.00%
26.26%
10/1/2004
1/1/2005
VA
598
Default Reason: (Unknown)
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
1100098481 $35,000
$34,959
Int. Est.
6/30/2004
$175,000
$133,000
20.00%
26.28%
10/1/2004
1/1/2005
MA
591
Default Reason: (Unknown)
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
1100099082 $106,200
$106,065
Int. Est.
6/30/2004
$531,000
$399,276
20.00%
26.56%
11/27/2004
1/27/2005
NJ
677
Default Reason: (Unknown)
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
5/1/2006 $156,000
101.40%
69
Monitor
$38,691
99.20%
8/1/2006 $49,350
108.26%
69
Monitor
$14,088
99.91%
6/1/2006 $60,000
128.37%
69
Monitor
$14,991
99.93%
2/1/2006 $209,600
131.52%
69
Monitor - BK
$52,301
99.81%
2/1/2006 $140,000
131.54%
69
Monitor
$34,959
99.88%
10/27/2006 $424,800
132.95%
69
Monitor
$106,065
99.87%
SASCO 2005-S2 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1100099124 Int. Est.
6/30/2004
$290,000
$217,808
12/1/2004
1/1/2005
GA
632
Default Reason: (Unknown)
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
1100099431 Int. Est.
6/30/2004
$525,000
$400,542
12/1/2004
1/1/2005
WI
716
Default Reason: (Unknown)
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
1100099505 Int. Est.
6/30/2004
$420,000
$315,622
12/1/2004
1/1/2005
IL
712
Default Reason: (Unknown)
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$57,900
$57,803
19.96%
26.53%
$105,000
$104,837
20.00%
26.17%
$84,000
$83,925
20.00%
26.59%
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
2/1/2006 $231,600
132.87%
69
Monitor
$57,803
99.83%
10/1/2006 $420,000
131.03%
69
Monitor
$104,837
99.84%
12/1/2006 $336,000
133.04%
69
Monitor
$83,925
99.91%




Section Three

Prepayment Premium Analysis


2005 The Murrayhill Company. All Rights Reserved.

Section 1:
 			Trustee Remittance Date
Class 				25-June-05	25-May-05
P Class 			$68,459		$35,689

Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

Section 2: 		Trustee Remittance Date

Servicers 			25-June-05	25-May-05
Total 				$68,459		$35,689

Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

Section 3:

Amount remitted to P Class:  $68,459

Amount remitted by Servicers: $68,459

Difference:  $0

2005 The Murrayhill Company. All Rights Reserved.



Aggregate Paid-Off Loans Report for SASCO 2005-S2
Mortgage Data Through: May 31, 2005

Trustee Remittance Date 						25-June-05	25-May-
05

Loans with Active Prepayment Flags with Premiums Remitted ( A ) 	31		18
Loans without Prepayment Flags with Premiums Remitted 			3
	2

Total Loans with Remitted Premiums ( B ) 				34		20
Loans with Active Prepayment Flags ( C ) 				32		19
Loans without Prepayment Flags with Premiums Remitted 			3
	2

Subtotal ( D ) 								35		21

Premiums Remitted for Loans with Active Prepayment Flags (A/C) 		96.88%
		94.74%

Total Loans with Premiums Remitted to the Subtotal (B/D ) 		97.14%
	95.24%

Total Paid-Off Loans ( E ) 						211		96

Total Loans with Premiums Remitted to the Total Paid-Off Loans ( B/E )  16.11%
		20.83%

2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S2
Mortgage Data Through: May 31, 2005

Total Paid-Off Loans with Flags 						32

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)* 			0

Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at 	0
the Time of Liquidation*

Loans that Liquidated from REO* 						0

Loans with Discrepancies between the Data File and the Note 			0


Defaulted Liquidated Loans that Could Not Have Collected Premiums because 	0
of the Acceleration of the Debt*

Loans that were Liquidated Through Loss Mitigation Efforts* 			0

Total Paid-Off Loans with Active Prepayment Flags (C) 				32

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because of State Statutes
	0

Paid-Off Loans with Active Prepayment Flags that did not have Premiums 		1
Remitted

* These categories are mutually exclusive.
 2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-S2
Mortgage Data Through: May 31, 2005

Loan    Delin-	Origi-	  PPP Flag  Expir-	Pay-	    PPP	      %
of PPP	No PPP	  Comments
Number 	quency	nation	  	    ation	off	    Remit-    to
Payoff	Remitted,
	String	Date	      	    Date	Balance	    ted
Balance 	w/ flag
6321518 CO	12/29/2004	2   12/29/2006	$102,820.27 $0.00       0%	6321518
	  Awaiting
											  servicer
response
6321242 C0	1/3/2005	0   1/3/2007    $65,081.93  $2,590.57   4%
Remitted w/o flag
6321854 CO	12/3/2004	0   12/3/2004   $19,933.02  $716.70	4%
Remitted w/o flag
6326810 CO	7/28/2004	2   7/28/2006	$51,910.64  $2,280.50   4%
6326488 CO	8/3/2004	2   8/3/2006	$83,769.80  $3,771.13	5%
6326630 CO	8/31/2004	2   8/31/2006	$31,885.15  $1,434.91	5%
6326044 CO	9/9/2004	2   9/9/2006 	$38,833.75  $1,747.75	5%
6326399 CO	9/9/2004	2   9/9/2006 	$35,702.38  $1,606.82	5%
6326522 CO	10/14/2004	2   10/14/2006	$61,840.58  $1,237.35	2%
6326512 CO	10/14/2004	2   10/14/2006	$73,039.40  $3,228.69	5%
6326947 CO	10/20/2004	2   10/20/2006	$129,577.36 $5,179.71	4%
6326884 CO	10/21/2004	2   10/21/2006	$36,239.38  $1,630.99	5%
6326921 CO	10/25/2004	2   10/25/2006	$51,609.40  $2,060.91	4%
6326765 CO	10/29/2004	2   10/29/2006	$59,000.69  $2,119.88	4%
6327483 CO	11/16/2004	2   11/16/2006 	$80,992.37  $3,159.32	4%
6327302 CO	12/3/2004	2   12/3/2006	$58,229.54  $1,164.59	2%
6325975 CO	1/27/2005	2   1/27/2007	$57,890.44  $2,259.35	4%
6327319 CO	9/3/2004	3   9/3/2007	$38,386.28  $1,727.55	5%
6326148 CO	9/14/2004	3   9/14/2007	$50,862.40  $2,391.40	5%
6325898 CO	9/30/2004	3   9/30/2007	$35,108.48  $1,580.74	5%
6326850 CO	10/12/2004	3   10/12/2007 	$38,670.14  $1,739.51	4%
6326720 CO	10/14/2004	3   10/14/2007 	$85,704.14  $1,714.98	2%
6326518 CO	10/21/2004	3   10/21/2007	$90,901.11  $3,632.05	4%
6326608 CO	11/5/2004	3   11/5/2007	$53,783.29  $2,151.08	4%
6327894 CO	11/12/2004	3   11/12/2007	$56,249.69  $2,622.75	5%
6327984 CO	11/23/2004	3   11/23/2007	$21,734.58  $878.31  	4%
6327913 CO	12/3/2004	3   12/3/2007	$22,867.61  $183.62	1%
6327959 CO	12/6/2004	3   12/6/2007	$70,012.00  $2,801.82	4%
6327977 CO	12/8/2007	3   12/8/2007	$36,845.17  $1,473.26	4%
6328060 CO	12/16/2004	3   12/16/2007	$83,309.83  $3,334.75	4%
6328183 CO	8/19/2004	5   8/19/2009	$23,079.42  $207.81	1%
6326403 CO	8/30/2004	5   8/30/2009	$24,079.42  $1,083.72	5%
6326437 CO	8/31/2004	5   8/31/2009	$115,260.54 $3,344.01	3%
6326715 CO	9/30/2004	5   9/30/2009	$25,534.71  $229.86	1%




Section Four

Analytics

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S2 FICO Distribution by Status
Mortgage Data Through: May 31, 2005
FICO	Delinquency	Percentage
510	Current	0
550	Current	0
570	Current	0
580	Current	0.013
580	Delinquent	0.02
580	Paid Off	0.012
590	Current	0.024
590	Delinquent	0.101
590	Paid Off	0.015
600	Current	0.028
600	Delinquent	0.088
600	Paid Off	0.018
610	Current	0.031
610	Delinquent	0.081
610	Paid Off	0.024
620	Current	0.038
620	Delinquent	0.088
620	Paid Off	0.033
630	Current	0.049
630	Delinquent	0.115
630	Paid Off	0.048
640	Current	0.052
640	Delinquent	0.054
640	Paid Off	0.06
650	Current	0.055
650	Delinquent	0.054
650	Paid Off	0.051
660	Current	0.064
660	Delinquent	0.054
660	Paid Off	0.071
670	Current	0.072
670	Delinquent	0.068
670	Paid Off	0.074
680	Current	0.087
680	Delinquent	0.054
680	Paid Off	0.083
690	Current	0.079
690	Delinquent	0.054
690	Paid Off	0.057
700	Current	0.071
700	Delinquent	0.02
700	Paid Off	0.08
710	Current	0.059
710	Delinquent	0.027
710	Paid Off	0.077
720	Current	0.051
720	Delinquent	0.047
720	Paid Off	0.045
730	Current	0.047
730	Delinquent	0.054
730	Paid Off	0.042
740	Current	0.043
740	Delinquent	0.007
740	Paid Off	0.051
750	Current	0.038
750	Delinquent	0.007
750	Paid Off	0.027
760	Current	0.032
760	Paid Off	0.039
770	Current	0.025
770	Paid Off	0.039
780	Current	0.018
780	Paid Off	0.027
790	Current	0.012
790	Paid Off	0.015
800	Current	0.007
800	Delinquent	0.007
800	Paid Off	0.006
810	Current	0.003
810	Paid Off	0.009
820	Current	0.001

Status	# of Loans	Average	Std. Deviation
Current	7,476	683	50.822
Delinquent	148	647	45.476
Paid Off	336	689	51.104
Total:	7,960

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Loan-to-Value Distribution by Status
Mortgage Data Through: May 31, 2005
LTV	Delinquency	Percentage
0	Current	0.004
0	Paid Off	0.003
0.1	Current	0.243
0.1	Paid Off	0.372
0.1	Delinquent	0.108
0.2	Current	0.725
0.2	Paid Off	0.592
0.2	Delinquent	0.865
0.3	Paid Off	0.027
0.3	Delinquent	0.027
0.3	Current	0.027
0.4	Paid Off	0.006
0.4	Current	0.001
0.8	Current	0

Status	# of Loans	Average	Std. Deviation
Current	7,476	0.954	0.073
Delinquent	148	0.98	0.038
Paid Off	336	0.926	0.102
Total:	7,960

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Balance Distribution by Status
Mortgage Data Through: May 31, 2005
Balance	Delinquency	Percentage
0	Current	0.001
10000	Current	0.053
10000	Delinquent	0.047
20000	Current	0.183
20000	Delinquent	0.169
30000	Current	0.191
30000	Delinquent	0.196
40000	Current	0.135
40000	Delinquent	0.108
50000	Current	0.102
50000	Delinquent	0.128
60000	Current	0.082
60000	Delinquent	0.088
70000	Current	0.067
70000	Delinquent	0.081
80000	Current	0.044
80000	Delinquent	0.047
90000	Current	0.043
90000	Delinquent	0.027
100000	Current	0.029
100000	Delinquent	0.047
110000	Current	0.02
110000	Delinquent	0.014
120000	Current	0.017
120000	Delinquent	0.007
130000	Current	0.009
130000	Delinquent	0.007
140000	Current	0.005
140000	Delinquent	0.007
150000	Current	0.006
150000	Delinquent	0.007
160000	Current	0.003
160000	Delinquent	0.007
170000	Current	0.003
180000	Current	0.001
180000	Delinquent	0.007
190000	Current	0.001
200000	Current	0.002
200000	Delinquent	0.007
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0.001
250000	Current	0
270000	Current	0
280000	Current	0
310000	Current	0
490000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	7,476	50,041.82	33,838.66
Delinquent	148	51,194.86	33,416.42
Total:	7,624

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Mortgage Type Distribution by Status
Mortgage Data Through: May 31, 2005
Mortgage Type	Delinquency	Percentage
Investment Home	Current	0.264
Investment Home	Delinquent	0.095
Investment Home	Paid Off	0.369
Primary Home	Current	0.702
Primary Home	Delinquent	0.899
Primary Home	Paid Off	0.583
Second Home	Current	0.033
Second Home	Delinquent	0.007
Second Home	Paid Off	0.048

Mortgage Type	Loan Count	Total Balance	Avg. Balance	Std. Deviation
Fixed	7,960	381,689,487.43	47,950.94	34,603.71
Total:	7,960	381,689,487.43

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Mortgage Type Distribution by Status
Mortgage Data Through: May 31, 2005
Mortgage Type	Delinquency	Percentage
Investment Home	Current	0.264
Investment Home	Delinquent	0.095
Investment Home	Paid Off	0.369
Primary Home	Current	0.702
Primary Home	Delinquent	0.899
Primary Home	Paid Off	0.583
Second Home	Current	0.033
Second Home	Delinquent	0.007
Second Home	Paid Off	0.048

Mortgage Type	Loan Count	Total Balance	Avg. Balance	Std. Deviation
Fixed	7,960	381,689,487.43	47,950.94	34,603.71
Total:	7,960	381,689,487.43

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Mortgage Purpose Distribution
Mortgage Data Through: May 31, 2005


Purpose	Number	Percentage	Purpose	Number	Percentage	Purpose
	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	940	11.8%	Cash-out refinance 	882	11.8%	Cash-out
refinance 	22	14.9%	Cash-out refinance 	35	10.4%
Purchase	6,734	84.6%	Purchase	6,316	84.5%	Purchase	123	83.1%	Purchase
	294	87.5%

Rate/term refinance 	278	3.5%	Rate/term refinance 	271	3.6%
	Rate/term refinance 	3	2.0%	Rate/term refinance 	4	1.2%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%	Home Improvement 	0
	0.0%	Home Improvement 	0	0.0%
Other	10	0.1%	Other	7	0.1%	Other	0	0.0%	Other	3	0.9%

Total	7,962	100%	Total	7,476	100%	Total	148	100%	Total	336	100%


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Ownership Distribution by Status
Mortgage Data Through: May 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.264
Investment Home	Delinquent	0.095
Investment Home	Paid Off	0.369
Primary Home	Current	0.702
Primary Home	Delinquent	0.899
Primary Home	Paid Off	0.583
Second Home	Current	0.033
Second Home	Delinquent	0.007
Second Home	Paid Off	0.048

Title	# of Loans
Investment Home	2,115
Primary Home	5,579
Second Home	266
Total:	7,960


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S2 Conditional Prepayment Rates
Mortgage Data Through: May 31, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA	12-Month MA
5/31/2005	6/25/2005	30.01%
4/30/2005	5/25/2005	17.30%

Copyright 2005, The Murrayhill Company. All rights reserved.